COMPANY PRESENTATION NASDAQ: STIM August 2026 Exhibit 99.2

Forward Looking Statements This presentation contains estimates and other statistical data prepared by independent parties and by Neuronetics, Inc. (“Neuronetics” or the “Company”) relating to market size and growth and other data about the industry in which the Company operates. These estimates and data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and data. Certain statements in this presentation, including the documents incorporated by reference herein, include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Statements in this presentation that are not historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by terms such as “may,” “will,” “would,” “should,” “expect,” “plan,” “design,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “outlook” or “continue” as well as the negative of these terms and similar expressions. These statements include those relating to the Company’s business outlook and current expectations for upcoming quarters and fiscal year 2026, including with respect to revenue, expenses, growth, and any statements of assumptions underlying any of the foregoing items. These statements are subject to significant risks and uncertainties and actual results could differ materially from those projected. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. These risks and uncertainties include, without limitation, risks and uncertainties related to: the effect of the transaction with Greenbrook TMS Inc. (“Greenbrook”) on our business relationships; operating results and business generally; our ability to execute our business strategy; our ability to achieve or sustain profitable operations due to our history of losses; our reliance on the sale and usage of our NeuroStar Advanced Therapy System to generate revenues; the scale and efficacy of our salesforce; our ability to retain talent; availability of coverage and reimbursement from third-party payors for treatments using our products; physician and patient demand for treatments using our products; developments in respect of competing technologies and therapies for the indications that our products treat; product defects; our ability to obtain and maintain intellectual property protection for our technology; developments in clinical trials or regulatory review of the NeuroStar Advanced Therapy System for additional indications; developments in regulation in the U.S. and other applicable jurisdictions; potential effects of evolving and/or extensive government regulation; the terms of our credit facility; our self-sustainability; existing cash balance; our ability to achieve positive cash flows; and our ability to continue as a going concern. For a discussion of these and other related risks, please refer to the Company’s recent filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov, including, without limitation, the factors described under the heading “Risk Factors” in Neuronetics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as may be updated or supplemented by subsequent reports that Neuronetics has filed or files with the SEC. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this presentation. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events, or changes in the Company’s expectations.

Non-GAAP Financial Measures In addition to financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), from time to time we may use or publicly disclose certain non-GAAP financial measures in the course of our financial presentations, earnings releases, earnings conference calls, and otherwise. For these purposes, the SEC defines a non-GAAP financial measure as a numerical measure of historical or future financial performance, financial positions, or cash flows that (i) exclude amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements, and (ii) include amounts, or is subject to adjustments that effectively include amounts, that are excluded from the most directly comparable measure so calculated and presented. Non-GAAP financial measures are provided as additional information to investors to provide an alternative method for assessing our financial condition and operating results. We believe that these non-GAAP measures, when taken together with our GAAP financial measures, allow us and our investors to better evaluate our performance and profitability. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. These measures should be used in addition to and in conjunction with results presented in accordance with GAAP, and should not be relied upon to the exclusion of GAAP financial measures. Pursuant to the requirements of Regulation G, whenever we refer to a non-GAAP financial measure, we will also generally present, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference with such comparable GAAP financial measure.

253,412 Unique Patients Treated1 9,133,855 Treatments Administered1 $149M Annual Revenue (2025) 1) Neuronetics, Inc. internal estimate based on the Company’s data on total treatment sessions and patients treated. The leading platform for delivering in-office mental health therapies when common anti-depressants fail

Seasoned Senior Leadership Team Cory Anderson Executive Vice President and General Manager of Greenbrook Dan Reuvers President & CEO Rob Greene Senior Vice President of Sales Nir Naor Chief Financial Officer

A Leader in Mental Health Care Through its nationwide network of customers and company-run clinics, Neuronetics is facilitating access to leading therapies for mental health conditions. *Psychedelics are not yet commercially available and pending FDA approval

Over 29 Million Lives Affected by Depression[1,2,3]


Total Available Market
29.3 million

U.S. Adults and Adolescents (ages 15-21) suffering from depression, depression with anxiety and OCD

What is MDD?

Major depressive disorder is persistent low mood or loss of interest lasting two weeks or more, enough to disrupt daily life.

How does it present in patients?

Low mood, loss of interest, and changes in sleep, appetite, energy, and concentration, sometimes with thoughts of death or suicidal ideation.

How can MDD affect patients?

- Impairs work, relationships, and daily function
- A leading cause of disability
- Often recurrent, with high relapse risk

Neuronetics

Adult Depression (MDD) 21million + Adolescent Depression 4.3 million + OCD 4 million **1)** NIMH https://www.nimh.nih.gov/health/statistics/major-depression.shtml, accessed 4/29/2024. **(2)** Depression- Pharma Intelligence Disease Analysis, www.datamonitorhealthcare.com, Publication Date: June 2021. **(3)** Harvard Medical School, 2007. National Comorbidity Survey (NCSSC).

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8 Million Patients are Poorly Served by Medication1,2,3,4,5 First-line medical management via anti-depressants has significant limitations  Antidepressants have limited effectiveness Patients’ chances for remission decreases with each subsequent medication attempt Antidepressants have material side effects Discontinuation of medication increases with each new drug due to impact of side effects 6) Trivedi (2006), Am J Psychiatry | 7) Rush (2006), Am J Psychiatry | 8) Fava (2006), Am J Psychiatry | 9) McGrath (2006), Am J Psychiatry (1) NIMH https://www.nimh.nih.gov/health/statistics/major-depression.shtml, accessed 4/29/2024. (2) Per STAR*D patients that have failed one or more antidepressant trial of adequate dose and duration. (3) Journal of Clinical Psychiatry, accessed 3/7/2022. (4) Key Substance Use and Mental Health Indicators in the United States: Results from the 2017 National Survey on Drug Use and Health. (5) Definitive Health Diagnosis/Prescription Data: 3/25/22.

Innovative In-Office Therapies Offering two rapidly growing therapies for treatment resistant depression (TRD) when common anti-depressants fail Transcranial Magnetic Stimulation (TMS) Nasal Esketamine Spray Growth in Patients Treated with TMS in 20251 +23% Growth in Spravato Revenue in 20252 +57% US Procedures based on 2026 Definitive Healthcare INC. w/ +7% increase to account for cash pay not captured in billing data. As reported by Johnson & Johnson for year ended Dec 31, 2025

NeuroStar TMS

The industry's leading TMS therapeutic platform

NeuroStar
Advanced Therapy for Mental Health



83%	62%	36	19 min
measurable relief[1]	full remission[2]	daily sessions	per session

How it works
TMS uses focused magnetic pulses to gently activate brain circuits involved in mood, helping them function more normally over time.

Treatment course
A typical course is 36 daily sessions, with sessions as short as 19 minutes.

Safety and experience
Not a drug, surgery, or ECT "shock therapy". No sedation, and patients resume normal activities right after each session; side effects are typically mild scalp discomfort or headache.

Access and coverage
FDA-cleared and covered by most major insurers for patients who qualify.

Neuronetics

1. Sackeim HA, et al. (2020). Clinical Outcomes in a Large Registry of Patients with Major Depressive Disorder Treated with Transcranial Magnetic Stimulation. Journal of Affective Disorders, 277(12):65-74.
2. Carpenter LL, et al. (2012). Transcranial Magnetic Stimulation (TMS) for Major Depression: A Multisite Naturalistic, Observational Study of Acute Treatment Outcomes in Clinical Practice. Depression and Anxiety, 29(7):587-596.

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Spravato Approved for use as monotherapy or in combination with existing antidepressants 52% remission at 4 weeks2 How it works Prescription nasal spray that is believed to target glutamate, working differently from standard antidepressants. Treatment course Twice weekly for four weeks, then weekly or every other week, in a certified office. Safety and experience Supervised dosing with at least 2-hours of monitoring; the majority of side effects resolved on the day of dosing. Access and coverage FDA-approved and covered by most major insurers with prior authorization. 24 hr Results as early as 24 hours1 2 hour treatments 2 doses for two weeks SPRAVATO Prescribing Information, Janssen Pharmaceuticals, Inc. Revised 2025. Section 14, Clinical Studies. SPRAVATO (esketamine) Summary of Product Characteristics. European Medicines Agency.

Deploying Therapies Through Unique, Scaled Model NeuroStar TMS Customers 92 Clinics Nationwide 800+ Sites Nationwide Mix of company-owned sites and NeuroStar TMS customers facilitates widespread patient access

Individualized, ongoing care Greenbrook Mental Wellness Centers Offering both therapies within a single clinic enables continuity of care. Treatment is individualized at initiation and adjusted over time, managed within one integrated care relationship. Referred patients are evaluated, matched to the right therapy, and managed over time Intake: Patient Referral Patient Evaluation

Greenbrook: A Leading Platform for Emerging Therapies Greenbrook’s infrastructure can support additional novel therapies as they reach the market Uniquely positioned to be at the forefront of psychedelic therapy administration REMS (Risk Evaluation and Mitigation Strategy): an FDA-required safety program mandating certified sites, trained staff, and supervised in-office administration. Psychedelics are not yet commercially available and pending FDA approval Greenbrook Proven REMS1 infrastructure, built through Spravato experience REMS launch experience Certified sites Trained staff Benefits & prior-auth National footprint Available capacity Potential Near-Term Psychedelic Opportunities2 COMP360 psilocybin for MDD First-ever psychedelic offering for depression · Existing Compass Pathways collaboration Phase 3 trial complete FDA decision expected year-end 2026 Preparing 2027 commercial rollout Additional psychedelic-class therapies in development TRD, including post-traumatic stress disorder and anxiety

NeuroStar: Evolving our Go-to-Market Approach

Three ways to access NeuroStar, broadening reach while preserving high-touch support

From one model to three

Our Treatment Session model, high-touch and ongoing, set NeuroStar apart, but did not fit every customer. Now customers choose which economic best fits their needs.

SESSIONS

Partnership

Our established treatment-session model, retaining the high-touch support that has always distinguished NeuroStar.

Upfront: None | Support: Full

LEASE

Finance It

Use the system over time with no significant upfront commitment, broadening the set of customers we can reach.

Upfront: Low | Support: À la carte

CAPITAL

Own It Outright

Purchase the system directly, with support available à la carte, allowing customers to choose the elements they value most.

Upfront: High | Support: À la carte

Competing across a broader set of customers than ever before, while preserving the support that sets us apart.

Neuronetics

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Poised to Deliver Strong Growth While Improving Cash Flow FY 2026 Guidance Revenue $160M to $164M (+7% to +10% YoY) Gross Margin Between 48% and 50% Operating Expenses $91M - $96M excluding ~$4 million of non-cash stock-based compensation Cash Flow Cash Flow from Operations and Investing: $(10.5)M to $(14.5)M (As of August 11th, 2026)

($ in millions) (1) Stock-based compensation consists of expenses related to restricted stock units and performance based restricted stock units. We exclude these expenses from our non-GAAP financial measures because they are non-cash charges that we do not consider reflective of our core ongoing operational performance. While share-based compensation is a recurring expense and a key part of our employee retention strategy, excluding it allows management and investors to compare our operational profitability more consistently against prior periods and industry peers.   The following table presents the Company’s reconciliation between Operating Expenses and Operating Expenses less Stock Based Compensation. This adjusted guidance is based on assumptions that management believes are reasonable under the circumstances. However, they are not necessarily indicative of the Company’s future performance. Operating Expenses less Stock Based Compensation are projected Operating Expenses for the fiscal year 2026, less non-cash stock-based compensation. Reconciliation Bridge Operating Expense to Operating Expense less Non-Cash Stock-Based Compensation FY 2026 Guidance: Operating Expenses

Financial Overview

Worldwide Quarterly Revenue1 Q2 2026 Revenue of $41.6M, a 9% increase from Q2 2025 ($ in millions) ($ in millions) (1) Actual results as reported and filed with the SEC for Neuronetics (As Reported)

Results of Operations1 ($ in thousands) ($ in thousands) (1) Actual results as reported and filed with the SEC for Neuronetics except for adjusted EBITDA which is a Non-GAAP metric (As Reported) Three Months Ended June 30, 2025 2026 Revenues $38,108 $41,568 YOY Growth 9% Gross Profit $17,758 $21,223 Gross Margin 47% 51% Total Operating Expenses $25,816 $22,724 % of Revenues 68% 55% Loss from Operations ($8,058) ($1,501) % of Revenues -21% -4% Adjusted EBITDA ($5,624) $254 Net Loss ($10,120) ($3,439) Cash $17,469 $24,947

($ in thousands) Three Months Ended June 30, 2025 2026 Net Loss to STIM Shareholders’ ($10,120) ($3,439) Interest Expense, Net $1,781 $1,963 Depreciation and Amortization $901 $729 EBITDA ($7,438) ($747) Stock Based Compensation1 $1,814 $688 Restructuring2 $313 Adjusted EBITDA ($5,624) $254 (1) Stock-based compensation consists of expenses related to restricted stock units and performance based restricted stock units. We exclude these expenses from our non-GAAP financial measures because they are non-cash charges that we do not consider reflective of our core ongoing operational performance. While share-based compensation is a recurring expense and a key part of our employee retention strategy, excluding it allows management and investors to compare our operational profitability more consistently against prior periods and industry peers.   (2) Restructuring expense represents net costs incurred in connection with leadership workforce reductions, role eliminations, or organizational restructuring activities that are not expected to recur in the ordinary course of business. These costs have been added back to EBITDA because they are considered non-recurring and not reflective of the Company’s ongoing operating performance. Management believes excluding these expenses provides a more meaningful measure of normalized earnings and period-to-period operating comparability. . The following table presents the Company’s reconciliation between EBITDA and adjusted EBITDA. These pro forma results are based on assumptions that management believes are reasonable under the circumstances. However, they are not necessarily indicative of the Company’s future performance. Earnings before interest, taxes, depreciation, and amortization (“EBITDA”) is defined as income (loss) before income taxes, excluding the following items: interest expense, depreciation, and amortization. Adjusted EBITDA (“Adjusted EBITDA”) is defined as EBITDA, excluding the following items: stock based compensation, loss on extinguishment of debt, and other items not considered indicative of the Company’s ongoing operational performance and expected to occur infrequently. Reconciliation Bridge EBITDA to Adjusted EBITDA

Financial Position ($ in thousands) ($ in thousands) Neuronetics, Inc. Supplemental Financial and Operating Information For the period ended March 31, 2026 2017 2018 2019 2020 2017 2021 2022 2023 2024 2025 2026 2019 2020 2021 2022 2023 2023 2024 2025 2026 Revenue ($ thousands) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY FY FY NeuroStar Capital (1) $1,051.820000000003 $1,927.3699999999997 $2,243.19 $2,990.2869999999994 $1,908.65 $3,267.7 $3,427.723 $4,337.75 $2,938.8229999999999 $4,034.659999999998 $4,264.321800000002 $4,958.7665800000004 $2,410.320000000002 $2,223.8835899999999 $2,438.3874999999998 $3,445.80141 $8,211.9290000000001 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $16,195.687760000001 $10,518.104500000001 #REF! $12,941.823 $12,941.823 $12,941.823 $12,941.823 YoY Change 0.76 0.65 0.54 0.47 0.53973908259764736 0.2345276494170212 0.24398388667929116 0.14316559967725206 -0.17993291872290362 -0.44872404417776013 -0.4281498363363665 -0.30510917293469386 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.25142244334511443 -0.35056141759057968 #REF! 0.56999999999999995 0.56999999999999995 0.56999999999999995 0.56999999999999995 Sales $1,876 $3,277 $3,538 $4,385 $2,451 $3,754 $2,969 $4,070.4648999999999 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $13,244.464899999999 $13,244.464899999999 $13,244.464899999999 $13,076 $13,076 $13,076 $13,076 YoY 1.3318827646177938 0.9477318833436239 0.32356153513523145 0.3612288385696758 0.306503198294243 0.1455599633811413 -0.16082532504239688 -7.1729783352337484E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.2883519424900403E-2 1.2883519424900403E-2 1.2883519424900403E-2 0.59231771244003695 0.59231771244003695 0.59231771244003695 0.59231771244003695 Sales-Type-Leases $0 $0 $0 $0 $450 $350 $1,283 $996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $3,079 $3,079 $3,079 $0 $0 $0 $0 YoY nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm Other NeuroStar $32.35 $-9.65 $-,110.6 $-42.3 $37.573 $-69.5 $12.5 $-,107.69926 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $-,127.12626 $-,127.12626 $-,127.12626 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 YoY -0.41530508964719492 -1.2028674739320553 3.7153119737375082 -0.11580267558528445 0.16145285935084996 6.2020725388601035 -1.1130198915009042 1.5460817966903075 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -2.3607834101382341E-2 -2.3607834101382341E-2 -2.3607834101382341E-2 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 NeuroStar Operating Lease (2) $215 $293.95800000000003 $289 $234 $258 $181.13883999999999 $269 $231 $181.94399999999999 $187.08323999999999 $184.44399999999999 $176.66726 $155.417 $114.16689 $87.917000000000002 $79.167000000000002 $1,031.9580000000001 #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $730.13850000000002 $436.66789000000006 $279 $939 $939 $939 $939 YoY Change 0.13 -0.38379346709393869 -6.9204152249134898E-2 -0.02 -0.29479069767441868 3.2816816095322165E-2 -0.3143345724907064 -0.23520666666666667 -0.14579760805522568 -0.38975351292825589 -0.52334041768775341 -0.5518864106456397 #REF! #REF! -0.65876906627842169 7.3679689769727164E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -0.22350933218443014 -0.40193827609419308 -0.36107049226816301 -0.1 -0.1 -0.1 -0.1 Other (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $120 $210.995 $185 $228.95 $407.25 $167.084 $278 $29 $0 $15 $95.5 $852.0675 #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $1,081.2840000000001 $139.5 #REF! $722 $722 $722 $722 YoY Change NM -0.50207468879668049 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.3937499999999998 -0.20811393634920261 0.50270270270270268 -0.87333478925529595 -1 -0.91022479710804149 -0.65647482014388492 #REF! 1 19.333333333333332 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 0.49867150846506236 -0.87098671579344555 #REF! -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 Total U.S. NeuroStar Advanced Therapy System Revenues $1,274.820000000003 $2,462.3279999999995 $2,852.4075000000003 $3,507.1369999999993 $2,372.65 $3,568 $3,907.7179999999998 $4,753.75 $3,349.7169999999996 $4,628.3992399999997 $4,615.5601800000004 $5,413.4338400000006 $2,594.4490000000001 $2,338.504799999999 $2,541.3044999999997 $3,620.4684099999999 $10,095.9545 $1,755.2459999999999 $2,577.2649900000001 $2,611.58916 $2,815.2192999999997 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $3,850 $4,489 $3,597 $4,523.6000000000004 $3,310 $4,000 $4,108 $3,849 $2,846 $3,484 $3,508 $4,421 $3,203 $4,585.7 $18,007.110260000001 $11,094.272390000002 #REF! $16,575 $16,460 $16,459.599999999999 $15,267 $14,259 $7,788.7 YoY Change 0.8 0.42 0.38 0.37 0.41180410089983743 0.29719709641255587 0.18113952439761527 0.13877125216934005 -0.22547218167982541 -0.49484684471601459 -0.4494049690843811 -0.33120667638934342 -0.32346097379443584 0.1023136634757349 2.7656921868276729E-2 -0.22241572603584747 1.08 0.70021708555471407 0.50636250917812808 0.63965911998400982 5.7103727438351903E-2 2.4439121463739388E-2 -8.566344687341132E-2 -2.0017331022530227E-2 -0.14025974025974031 -0.10893294720427715 0.14206283013622456 -0.14912901229109565 -0.14018126888217519 -0.129 -0.14605647517039921 0.14861002857885164 0.1254392129304287 0.31621699196326047 -1 -1 0.23311033760186262 -0.38389490430098572 #REF! 0.7 -0.01 -0.01 -7.2456195776325005E-2 -6.6024759284731727E-2 -0.45376954905673605 Total U.S. Treatment Sessions Revenues $5,748.7510000000002 $7,386.4830000000002 $7,227.3850000000002 $8,023.9769999999999 $7,239.5487700000012 $8,920 $9,218 $9,909 $8,777.6730000000007 $10,847.351000000001 $10,251.888499999999 $11,243.30969 $8,193.4259999999995 $6,546.6486100000002 $9,083.3856099999994 $11,028.800499999999 $28,386.595999999998 $9,628.61 $10,801 $10,258.61579 $11,244.748890000001 $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,878 $12,988 $11,660 $13,326 $12,858 $9,612 $10,773 $10,543 $12,391 $9,122 $8,699.7000000000007 $41,120.22219 $34,852.260719999998 $41,932.974679999999 $45,077 $50,896 $50,895 $50,832 $43,319 $17,821.7 YoY Change 0.25932550740152105 0.20761125423290072 0.27542672764769005 0.23492377906865891 0.21246133963125424 0.21607073991031389 0.11215974180950306 0.13465634170955698 -6.6560579324383751E-2 -0.39647489880248188 -0.11397928196351337 -1.9078829625300497E-2 0.17516286837764827 0.64985180104236573 0.12938239445721389 1.9580405865533779E-2 -1.6607896674597833E-2 4.5693639477826231E-2 0.1564476273265325 0.10716567544444278 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19503927773940144 0.22033261298506068 -5.3110280980997238E-2 2.0367534456355196E-2 -0.13577093695389164 -0.25993224514936863 -7.6072041166380777E-2 -0.20883986192405823 -3.6319800902162025E-2 -5.0977944236371253E-2 -0.19245335561125032 -1 -1 0.16530796582310758 -0.15243014595199111 0.20316369193051309 7.0000000000000007E-2 0.13 0.13 -1.2378426171529844E-3 -0.14780059804847345 -0.58859391952722828 Total U.S. Clinic Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $0 $0 $0 $0 $0 $0 $0 $4,445 $18,659 $23,024 $21,808 $23,486 $21,529 $26,891 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $0 $0 $4,445 $86,977 $48,420 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 na na na na na na na 4.283689538807649 0.15381317326759203 0.16795517720639341 -1 -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0 na na 18.5673790776153 -0.44330110259033995 Total U.S. Other Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $471 $486 $554 $470 $495 $470 $488 $490 $366 $375 $389 $363 $372 $404.1 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $1,980 $1,981 $1,943 $1,493 $776.1 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 0.15959298532413202 6.7833062625201279E-2 0.24213998926647551 5.1454138702460961E-2 5.0955414012738842E-2 -3.2921810699588439E-2 -0.11913357400722024 4.2553191489361764E-2 -0.26060606060606062 -0.2021276595744681 -0.20286885245901642 -0.25918367346938775 1.6393442622950838E-2 7.7600000000000113E-2 -1 -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0.13 0.13 -1.9182231196365418E-2 -0.23160061760164696 -0.4801741460147354 Total U.S. Revenues $7,346.9226500000004 $10,177.2872 $10,421.701070000001 $11,884.24583 $9,972.814600000012 $12,897.737710000001 $13,518.360389999998 $15,089 $12,545.759 $15,890 $15,293.75468 $17,030 $11,177.5 $9,267.1140899999991 $12,028.93211 $15,046.68909999998 $39,829.898270000005 $11,801.763999999999 $13,809.378989999999 $13,280 $14,556.26310000001 $13,516.902740000001 $16,131.57429 $16,243.556370000002 $17,512.8 $14,964 $17,289 $17,211 $19,871.599999999999 $16,793 $16,130 $17,922 $21,642 $31,483 $37,656 $36,248 $40,661 $34,226 $40,580.5 $60,760.108459999996 $47,519.165110000002 $53,447.169300000001 $63,406 $69,336 $69,335.600000000006 $72,487 $,146,048 $74,806.5 YoY Change 0.35 0.26 0.29713568823366732 0.26966407594077846 0.25808829884949591 0.23199900302515908 0.13133207273519076 0.12863675525217055 -0.10909734516660174 -0.41679584078036502 -0.21347423430751666 -0.11649624721080454 5.5892565569626962E-2 0.49014880532241301 0.10400490073095936 -3.2569477312064055E-2 0.14532901522179253 0.16816073349001481 0.22315936521084345 0.20313055411068426 0.10705834671116365 7.1749085934997181E-2 5.9558609454931632E-2 0.1346900552738568 0.12222667735899484 -6.7036844236219584E-2 4.1310789611295196E-2 8.9091970450291047E-2 0.87476924909188347 1.3345319280843149 1.0225421269947552 0.87880048054708437 8.7126385668456097E-2 7.7663586148289721E-2 -1 -1 0.18034051052656319 -0.2179216542827086 0.12474975467850768 0.19 0.09 0.09 4.5451398704273061E-2 1.0148164498461791 -0.48779510845749341 Total International Revenues $132.1 $83.5 $92.5 $272.23500000000001 $179.732 $354 $219.30699999999999 $545.61800000000005 $182 $682 $706.37199999999996 $325.548 $298.822 $473.91300000000001 $418.98599999999999 $532.87300000000005 $580.33500000000004 $486.28800000000001 $393.93900000000002 $519 $466.178 $663.74939000000006 $197.87039000000001 $253.36739 $686 $576 $321 $673.3 $442 $624 $320 $608 $851 $492 $452 $1,049 $1,115.8 $228 $987.6 $1,895.7699999999998 $1,724.5940000000001 $1,865.4050000000002 $1,800 $2,012 $2,012.3 $2,402 $3,108.8 $1,215.5999999999999 YoY Change 0.36057532172596529 3.25 1.3708864864864863 1.004216944918912 1.2618787973204482E-2 0.92655367231638408 2.2209277405645969 -0.40334079887393748 0.6418791208791208 -0.30511290322580642 -0.40684794980548489 0.63684925110889967 0.62735006124047099 -0.16875249254610025 0.23870487319385369 -0.12516115472166922 0.36493063781133817 -0.49771312309773852 -0.51181620423892094 0.4715409135566242 -0.13220259230671394 0.62227405525404778 1.6574059116289588 -0.35568513119533529 8.3333333333333259E-2 -3.1152647975077885E-3 -9.6984999257388904E-2 0.92533936651583715 -0.21153846153846156 0.41250000000000009 0.72532894736842102 0.31116333725029377 -0.53658536585365857 1.1849557522123892 -1 -1 0.45904444083572726 -9.0293653766015725E-2 8.1648782264115649E-2 -0.03 0.12 0.12 0.1936589971674203 0.29425478767693591 -0.60898095728255286 Total Revenues $7,479.226500000008 $10,260.52872 $10,514.201070000001 $12,156.48083 $10,151.813460000001 $13,252.403710000001 $13,737 $15,634.618 $12,728.371999999999 $16,571.754240000002 $16,000.126679999999 $17,355.547999999999 $11,476 $9,741 $12,447.918110000001 $15,578.941909999998 $40,410.233270000004 $12,288.52 $14,203.31799 $13,799 $15,022.204310000001 $14,180.652129999999 $16,329.445 $16,497.5124 $18,198.8 $15,540 $17,610 $17,884.3 $20,313.599999999999 $17,417 $16,450 $18,530 $22,493 $31,975 $38,108 $37,297 $41,776.800000000003 $34,454 $41,568.1 $0 $0 $62,655.878459999993 $49,243.860019999993 $55,312 $65,206 $71,348 $71,347.899999999994 $74,890 $,149,156.79999999999 $76,022.100000000006 YoY Change 0.35 0.29159072321177626 0.30651867018175616 0.28611382016221221 0.2538027860886245 0.25047158256243618 0.16474679187595531 0.11007176510484618 -9.8392158871535185E-2 -0.41219258631728306 -0.22201127785070751 -0.10236531223329859 7.0760892296967581E-2 0.45809649830612864 0.10853878359905123 -3.5736547656207041E-2 0.15401954109569194 0.14969227693817189 0.19555854772084924 0.21146002440436762 9.5859334079863689E-2 7.8419995290715638E-2 8.4060406585904301E-2 0.11620546409653376 0.12078507078507084 -6.5871663827370863E-2 3.6104292591826459E-2 0.10728772841839951 0.83585003157834303 1.3165957446808512 1.0127900701565031 0.857324500955853 7.7529319781078909E-2 9.0797207935341628E-2 -1 -1 0.18720207332511252 -0.21405842148653842 0.12322632664327049 0.18 0.09 0.09 4.9645469593358804E-2 0.99167846174389096 -0.490320924020896 2018 2019 2020 2020 2020 2020 2021 2020 2020 2020 2022 2020 2020 2020 2023 2020 2020 2020 2024 2025 2026 2019 2020 2021 2022 2023 2023 2024 2025 2025 Supplemental Metrics Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY FY FY Active Installed Base Active Installed Base - Beginning of Period 647 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! 647 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 907 #REF! #REF! 752 752 752 752 Active Installed Base - End of Period 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! 752 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1085 #REF! 752 907 907 907 907 Total U.S. NeuroStar Systems Shipped 14 25 30 40 24 43 47 61 43 61 68 78 #REF! #REF! #REF! #REF! 109 23 36 40 48 46 59 50 58 49 54 43 59 41 49 49 46 31 41 40 49 34 37 40 49 250 #REF! 147 213 204 205 185 161 499 YoY Change 0.71428571428571419 0.72 0.56666666666666665 0.52499999999999991 0.79166666666666674 0.41860465116279078 0.44680851063829796 0.27868852459016402 #REF! #REF! #REF! #REF! -0.39473684210526316 2.857142857142847E-2 2.564102564102555E-2 -0.11111111111111116 1 0.63888888888888884 0.25 0.20833333333333326 6.5217391304347894E-2 -8.4745762711864403E-2 -0.14000000000000001 1.7241379310344751E-2 -0.16326530612244894 -9.259259259259256E-2 0.13953488372093026 -0.22033898305084743 -0.24390243902439024 -0.16326530612244894 -0.18367346938775508 6.5217391304347894E-2 9.6774193548387011E-2 -9.7560975609756073E-2 0 0 #REF! #REF! #REF! 0.44897959183673503 -0.04 -0.04 -9.7560975609756073E-2 -0.12972972972972974 2.0993788819875778 Active Sites Active Sites - Beginning of Period 0 615 637 679 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 916 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1081 1001 1044 1081 1081 1001 1044 1081 #REF! #REF! 916 959 959 959 959 Active Sites - End of Period 615 637 679 707 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 #REF! #REF! 0 1101 1101 1101 1101 NeuroStar System Average Selling Price ($) (4) $75,077.285714285739 $77,094.799999999988 $74,773 $74,757.174999999988 $79,527.83333333343 $75,993.23255813954 $72,930.276595744683 $71,110.655737704918 $68,344.72093023255 $66,132.229508196717 $62,706.355588235296 $63,573.930512820516 #REF! #REF! #REF! #REF! $75,338.798165137618 $69,101.260869565216 $67,801.336111111115 $56,914.728999999999 $52,358.735416666663 $75,760 $72,410.547796610161 $72,755.848399999988 $0 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $0 $0 $0 $0 $64,782.75104000001 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 YoY Change 5.926955905121245E-2 -1.4291194012904018E-2 -2.4644235275504744E-2 -4.8778184332073482E-2 -0.14061074459666201 -0.12975919795193602 -0.14018760773637229 -0.10598587717548236 #REF! #REF! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #REF! #REF! #REF! -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 Sequential Change 6.3805358259369171E-2 -4.4438446996812098E-2 -4.0302997944419161E-2 -2.4950143383193124E-2 -3.8896207309276565E-2 -3.237252843997096E-2 -5.1803393677160137E-2 1.3835518209385222E-2 #REF! #REF! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! 0 Average Revenue Per Active Site ($) (1) $8,885.2411128284384 $11,008.171385991058 $10,474.471014492754 $11,067.55448275862 $9,627.595345744696 $11,421.254801536492 $11,296.568627450981 $11,548.951048951049 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $43,874.182380216385 $10,511.582969432315 $12,001.111111111111 $11,162.802818280739 $12,182.826533044421 $9,873.5130761209602 $11,280 $11,364 $11,516.928769657725 $9,666.6666666666661 $11,391.304347826088 $11,916.58394160586 $13,236.654804270464 $11,299.808595789107 $10,000 $11,390 $11,027.444253859348 $8,362.6239777275096 $9,239.2795883361923 $11,390 $10,626.929674099487 YoY Change 8.3488834160617253E-2 3.7525162087421959E-2 7.8485835878561394E-2 4.3496200261978757E-2 NA #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.11614813917964395 0.62052110235716817 9.2514634028795673E-2 .4% -6.0701598909209231E-2 -6.0087028978798251E-2 1.8023894625261105E-2 -5.4658724851784579E-2 -2.0949626324448856E-2 9.8674067221709016E-3 4.8579584139438969E-2 0.14932158295043862 1.756081186977676E-3 -0.12002815909890885 -1.1021060579286424E-2 -4.2501306171829678E-2 -0.13490096782129202 -0.18891820407735727 -4.4147013782542266E-2 -0.10818415598675069 Use Total Systems Recognized from the Q or K #DIV/0! (1) = Total U.S. Treatment Session Revenue / Active Sites (End of Prior Period) Three Months EndedJune 30, 2025 2026 Revenues $38,108 $41,568 YOY Growth 9.0794583814422167E-2 Gross Profit 17758 21223 Gross Margin 0.46599139288338409 0.5105610084680523 Operating Expenses: Sales and Marketing % of Revenues 0 0 General and Administrative % of Revenues 0 0 Research and Development % of Revenues 0 0 Total Operating Expenses 25816 22724 Loss from Operations $-8,058 $-1,501 ($ in thousands) % of Revenues -0.21145166369266297 -3.610950731331794E-2 0.67744305657604698 0.54667051578137027 As of June 30, 2026 Cash and Cash Equivalents $19,197 enter Restricted Cash $5,750 Total Cash $24,947 calculates calculates Total Current Assets $53,230 calculates Total Assets $,131,529 enter Total Current Liabilities $28,309 11703 Long-Term Debt, net $61,519 0.7530888030888031 Total Liabilities $,109,889 enter Accumulated Deficit $-,473,151 enter Total Stockholders’ Equity $17,850 $,127,739 $3,790 $,131,529 2017 2018 2019 2020 2021 2022 2022 2022 2022 UNIT SALES / ACTIVE SITES 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total NeuroStar Units (Capital Sales, Sales Type Leases, Operating Leases) (1) 20 29 32 42 30 47 48 65 43 61 68 78 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 46 59 50 58 0 49 54 43 59 0 31 41 40 49 0 250 YoY D 0.5 0.6206896551724137 0.5 0.54761904761904767 0.43333333333333335 0.2978723404255319 0.41666666666666674 0.19999999999999996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -1 -0.16949152542372881 8.0000000000000071E-2 -0.25862068965517238 #DIV/0! -1 -0.42592592592592593 -4.6511627906976716E-2 -0.32203389830508478 #DIV/0! -1 5.0975609756097562 Beginning Active Installed Base 0 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Ending Active Installed Base 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.16393442622950816 0.18260869565217397 0.18344827586206902 0.2061170212765957 0.19206145966709354 0.19607843137254899 0.2027972027972027 0.25137816979051819 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Net Active Installed Base Change 24 19 35 27 29 35 42 49 24 45 56 53 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.20833333333333326 0.84210526315789469 0.19999999999999996 0.81481481481481488 -0.17241379310344829 0.28571428571428581 0.33333333333333326 8.163265306122458E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Active Sites (End of Period) 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 YoY D 0.1983739837398375 0.22135007849293564 0.22680412371134029 0.23055162659123063 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -100.0% -100.0% -100.0% -100.0% #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! Inactive Systems (Calculation) (2) -4 10 -3 15 -1 -12 -6 -16 -19 -16 -12 -25 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Inactive System Churn % (Calculation) (3) -0.1% -1.5% -0.7% -1.9% -2.0948180815876516E-2 -1.7185821697099892E-2 -1.2295081967213115E-2 -2.4224806201550399E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! (1) = Includes all active systems placed during the period. (2) = Calculation: (Ending Installed Base - Beginning Installed Base) - Total NeuroStar Units (3) = Calculation: Inactive Systems / Ending of Prior Period Installed Base 2017 2018 2019 2020 2021 2022 2022 2022 2022 NeuroStar REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total U.S. NeuroStar Revenue ($000) $1,321.41 $2,509.8959999999997 $2,828.9520000000002 $3,459.297 $2,373 $3,568.15 $3,908 $4,754 $3,350 $4,628 $4,616 $5,413 #REF! #REF! #REF! #REF! #REF! #REF! $2,612 $2,815 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $0 $3,850 $4,489 $3,597 $4,523.6000000000004 $0 $2,846 $3,484 $3,508 $4,421 $0 $18,007.110260000001 YoY D 0.79580902218085225 0.42163260947864001 0.38143029644900284 0.37426766189777871 0.41171512852928771 0.29703067415887774 0.18116683725690885 0.13862010938157332 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.08 #REF! 0.50612557427258809 0.63978685612788633 1.08 -0.12138769934609128 0.14107778342653798 -0.22075389948006929 1.08 -1 -0.36600579193584315 -3.1415068112315869E-2 1.08 #DIV/0! -1 4.1685161481056259 U.S. NeuroStar Capital Revenue ($000) (1) $1,083.820000000001 $1,974.9379999999999 $2,219.7345 $2,942.4469999999997 $1,908.6499999999999 $3,267.65 $3,427.6 $4,337.7 $2,938.5729999999999 $4,034.599999999995 $4,264 $4,958.8 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $16,195.687760000001 YoY D 0.76223960882001518 0.65455826967732667 0.54414863579405548 0.47418118321247604 0.53960809996594405 0.23454470338010469 0.24401913875598091 0.14318648131498279 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! U.S. NeuroStar Operating Lease Revenue ($000) (2) $229.8 $293.95800000000003 $289 $234 $258 $181 $269 $231 $182 $187 $184 $176.7 #REF! #REF! #REF! #REF! #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $730.13850000000002 YoY D 0.13 -0.38426577946509366 -6.9204152249134898E-2 -0.02 -0.29457364341085268 3.3149171270718147E-2 -0.31 -0.23506493506493509 #REF! #REF! #REF! #REF! -0.3 #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! U.S. NeuroStar Other ($000) (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $119.5 $210.995 $185 $228.95 $407.25 $167.084 $278 #REF! #REF! #REF! #REF! #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $1,081.2840000000001 YoY D NM -0.50414937759336098 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.39 -0.20811393634920261 0.50270270270270268 #REF! #REF! #REF! #REF! #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 (1) = Revenue includes NeuroStar System Capital Sales and Sales Type Leases (2) = Revenue derived from Operating Lease revenue amortization during the period (3) = Revenue derived from Treatment Coils in U.S. 2017 2018 2019 2020 2021 2022 2023 2024 2025 Treatment Session REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 Update/Unhide Total U.S. Treatment Session Revenues ($000) $5,749.6779800000004 $7,388.1369999999997 $7,228.5863399999998 $8,025.3639999999996 $7,239.5479999999998 $8,919.991 $9,218 $9,909 $8,777.6730000000007 $10,847.352000000001 $10,251.888000000001 $11,243 #REF! #REF! #REF! #REF! #REF! $10,801 #REF! #REF! $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,878 $9,612 $10,773 $10,543 $12,391 $0 $41,120.22219 $0 $34,852.260719999998 YoY D 0.26 0.20733968522781865 0.27521476073287099 0.2347103508326851 0.21246146858892301 0.21607207899649228 0.11215968756780215 0.13462508830356246 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 4.5693639477826231E-2 #REF! #REF! 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19503927773940144 -9.6871182937141809E-2 -0.12514211466623359 -0.19272588055130169 -0.16715956445758839 -1 2.8169704065719854 -1 1.81270766846905 Active Sites(End of Period) 0 671 690 725 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 Average Revenue per Active Site ($000) (1) $8.8866738485316894 $11.010636363636364 $10.476212086956522 $11.069467586206896 $0 $14.504065040650406 $14.470957613814758 $14.593519882179676 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $10.511582969432315 $12.001111111111111 $11.16280281828074 $12.182826533044421 $9.8735130761209611 $11.28 $11.364000000000001 $11.516928769657724 $9.6666666666666661 $11.391304347826088 $11.916058394160585 $13.236654804270463 $8.3626239777275089 $9.239279588336192 $11.39 $10,626.929674099487 $0 $0 $0 $0 YoY D 8.3314035681520959E-2 3.7291842237985096E-2 7.8306599149118972E-2 4.3315855890089239E-2 NM #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -6.0701598909209099E-2 -6.0087028978798328E-2 1.8023894625261182E-2 -5.4658724851784697E-2 -2.0949626324448987E-2 9.8674067221709624E-3 4.8579584139438914E-2 0.14932158295043862 -0.13490096782129213 -0.18891820407735724 -4.414701378254212E-2 801.84103734963185 -1 -1 -1 -1 (1) = Total Treatment Session Revenue / Active Sites (Ending of Prior Quarter) Q1 2023 15.5 Q2 2023 17.600000000000001 Q3 2023 17.899999999999999 Q4 2023 20.3 Q1 2024 17.399999999999999 Q2 2024 16.5 Q3 2024 18.5 Q4 2024 22.5 Q1 2025 32 Q2 2025 37 Neuronetics, Inc. Supplemental Financial and Operating Information For the period ended March 31, 2026 2017 2018 2019 2020 2017 2021 2022 2023 2024 2025 2026 2019 2020 2021 2022 2023 2023 2024 2025 2026 Revenue ($ thousands) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY FY FY NeuroStar Capital (1) $1,051.820000000003 $1,927.3699999999997 $2,243.19 $2,990.2869999999994 $1,908.65 $3,267.7 $3,427.723 $4,337.75 $2,938.8229999999999 $4,034.659999999998 $4,264.321800000002 $4,958.7665800000004 $2,410.320000000002 $2,223.8835899999999 $2,438.3874999999998 $3,445.80141 $8,211.9290000000001 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $16,195.687760000001 $10,518.104500000001 #REF! $12,941.823 $12,941.823 $12,941.823 $12,941.823 YoY Change 0.76 0.65 0.54 0.47 0.53973908259764736 0.2345276494170212 0.24398388667929116 0.14316559967725206 -0.17993291872290362 -0.44872404417776013 -0.4281498363363665 -0.30510917293469386 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.25142244334511443 -0.35056141759057968 #REF! 0.56999999999999995 0.56999999999999995 0.56999999999999995 0.56999999999999995 Sales $1,876 $3,277 $3,538 $4,385 $2,451 $3,754 $2,969 $4,070.4648999999999 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $13,244.464899999999 $13,244.464899999999 $13,244.464899999999 $13,076 $13,076 $13,076 $13,076 YoY 1.3318827646177938 0.9477318833436239 0.32356153513523145 0.3612288385696758 0.306503198294243 0.1455599633811413 -0.16082532504239688 -7.1729783352337484E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.2883519424900403E-2 1.2883519424900403E-2 1.2883519424900403E-2 0.59231771244003695 0.59231771244003695 0.59231771244003695 0.59231771244003695 Sales-Type-Leases $0 $0 $0 $0 $450 $350 $1,283 $996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $3,079 $3,079 $3,079 $0 $0 $0 $0 YoY nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm nm Other NeuroStar $32.35 $-9.65 $-,110.6 $-42.3 $37.573 $-69.5 $12.5 $-,107.69926 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $-,127.12626 $-,127.12626 $-,127.12626 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 $-,130.19999999999999 YoY -0.41530508964719492 -1.2028674739320553 3.7153119737375082 -0.11580267558528445 0.16145285935084996 6.2020725388601035 -1.1130198915009042 1.5460817966903075 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -2.3607834101382341E-2 -2.3607834101382341E-2 -2.3607834101382341E-2 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 -5.1201879717093064 NeuroStar Operating Lease (2) $215 $293.95800000000003 $289 $234 $258 $181.13883999999999 $269 $231 $181.94399999999999 $187.08323999999999 $184.44399999999999 $176.66726 $155.417 $114.16689 $87.917000000000002 $79.167000000000002 $1,031.9580000000001 #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $730.13850000000002 $436.66789000000006 $279 $939 $939 $939 $939 YoY Change 0.13 -0.38379346709393869 -6.9204152249134898E-2 -0.02 -0.29479069767441868 3.2816816095322165E-2 -0.3143345724907064 -0.23520666666666667 -0.14579760805522568 -0.38975351292825589 -0.52334041768775341 -0.5518864106456397 #REF! #REF! -0.65876906627842169 7.3679689769727164E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -0.22350933218443014 -0.40193827609419308 -0.36107049226816301 -0.1 -0.1 -0.1 -0.1 Other (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $120 $210.995 $185 $228.95 $407.25 $167.084 $278 $29 $0 $15 $95.5 $852.0675 #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $1,081.2840000000001 $139.5 #REF! $722 $722 $722 $722 YoY Change NM -0.50207468879668049 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.3937499999999998 -0.20811393634920261 0.50270270270270268 -0.87333478925529595 -1 -0.91022479710804149 -0.65647482014388492 #REF! 1 19.333333333333332 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 0.49867150846506236 -0.87098671579344555 #REF! -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 -0.15324196733240025 Total U.S. NeuroStar Advanced Therapy System Revenues $1,274.820000000003 $2,462.3279999999995 $2,852.4075000000003 $3,507.1369999999993 $2,372.65 $3,568 $3,907.7179999999998 $4,753.75 $3,349.7169999999996 $4,628.3992399999997 $4,615.5601800000004 $5,413.4338400000006 $2,594.4490000000001 $2,338.504799999999 $2,541.3044999999997 $3,620.4684099999999 $10,095.9545 $1,755.2459999999999 $2,577.2649900000001 $2,611.58916 $2,815.2192999999997 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $3,850 $4,489 $3,597 $4,523.6000000000004 $3,310 $4,000 $4,108 $3,849 $2,846 $3,484 $3,508 $4,421 $3,203 $4,585.7 $18,007.110260000001 $11,094.272390000002 #REF! $16,575 $16,460 $16,459.599999999999 $15,267 $14,259 $7,788.7 YoY Change 0.8 0.42 0.38 0.37 0.41180410089983743 0.29719709641255587 0.18113952439761527 0.13877125216934005 -0.22547218167982541 -0.49484684471601459 -0.4494049690843811 -0.33120667638934342 -0.32346097379443584 0.1023136634757349 2.7656921868276729E-2 -0.22241572603584747 1.08 0.70021708555471407 0.50636250917812808 0.63965911998400982 5.7103727438351903E-2 2.4439121463739388E-2 -8.566344687341132E-2 -2.0017331022530227E-2 -0.14025974025974031 -0.10893294720427715 0.14206283013622456 -0.14912901229109565 -0.14018126888217519 -0.129 -0.14605647517039921 0.14861002857885164 0.1254392129304287 0.31621699196326047 -1 -1 0.23311033760186262 -0.38389490430098572 #REF! 0.7 -0.01 -0.01 -7.2456195776325005E-2 -6.6024759284731727E-2 -0.45376954905673605 Total U.S. Treatment Sessions Revenues $5,748.7510000000002 $7,386.4830000000002 $7,227.3850000000002 $8,023.9769999999999 $7,239.5487700000012 $8,920 $9,218 $9,909 $8,777.6730000000007 $10,847.351000000001 $10,251.888499999999 $11,243.30969 $8,193.4259999999995 $6,546.6486100000002 $9,083.3856099999994 $11,028.800499999999 $28,386.595999999998 $9,628.61 $10,801 $10,258.61579 $11,244.748890000001 $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,878 $12,988 $11,660 $13,326 $12,858 $9,612 $10,773 $10,543 $12,391 $9,122 $8,699.7000000000007 $41,120.22219 $34,852.260719999998 $41,932.974679999999 $45,077 $50,896 $50,895 $50,832 $43,319 $17,821.7 YoY Change 0.25932550740152105 0.20761125423290072 0.27542672764769005 0.23492377906865891 0.21246133963125424 0.21607073991031389 0.11215974180950306 0.13465634170955698 -6.6560579324383751E-2 -0.39647489880248188 -0.11397928196351337 -1.9078829625300497E-2 0.17516286837764827 0.64985180104236573 0.12938239445721389 1.9580405865533779E-2 -1.6607896674597833E-2 4.5693639477826231E-2 0.1564476273265325 0.10716567544444278 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19503927773940144 0.22033261298506068 -5.3110280980997238E-2 2.0367534456355196E-2 -0.13577093695389164 -0.25993224514936863 -7.6072041166380777E-2 -0.20883986192405823 -3.6319800902162025E-2 -5.0977944236371253E-2 -0.19245335561125032 -1 -1 0.16530796582310758 -0.15243014595199111 0.20316369193051309 7.0000000000000007E-2 0.13 0.13 -1.2378426171529844E-3 -0.14780059804847345 -0.58859391952722828 Total U.S. Clinic Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $0 $0 $0 $0 $0 $0 $0 $4,445 $18,659 $23,024 $21,808 $23,486 $21,529 $26,891 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $0 $0 $4,445 $86,977 $48,420 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 na na na na na na na 4.283689538807649 0.15381317326759203 0.16795517720639341 -1 -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0 na na 18.5673790776153 -0.44330110259033995 Total U.S. Other Revenues $324.08965000000001 $328.21771999999976 $341.90857000000085 $353.13183000000066 $359.29917999999998 $410 $392 $426 $418.36900000000003 $414.767 $426 $374 $390.17500000000001 $382.41500000000002 $404.24200000000002 $396.8 $1,347.3477700000012 $418.90800000000002 $431.11399999999998 $409.22012999999998 $496.05811999999997 $406.17700000000002 $455.12732 $446.00448 $447 $471 $486 $554 $470 $495 $470 $488 $490 $366 $375 $389 $363 $372 $404.1 $1,632.77601 $1,573.6320000000001 $1,754 $1,754 $1,980 $1,981 $1,943 $1,493 $776.1 YoY Change 0.10864132810165317 0.24917082478057639 0.14650533620727613 0.20634834871724594 0.16440288007336967 1.1626829268292616E-2 8.6734693877551061E-2 -0.1220657276995305 -6.739027031161493E-2 -7.8000419512642027E-2 -5.1075117370891987E-2 6.0962566844919852E-2 7.3641314794643531E-2 0.12734594615796957 1.2314727316805163E-2 0.25014647177419347 -3.0390921156912776E-2 5.5700626748377502E-2 8.9888906491476961E-2 -9.8895911632290168E-2 0.15959298532413202 6.7833062625201279E-2 0.24213998926647551 5.1454138702460961E-2 5.0955414012738842E-2 -3.2921810699588439E-2 -0.11913357400722024 4.2553191489361764E-2 -0.26060606060606062 -0.2021276595744681 -0.20286885245901642 -0.25918367346938775 1.6393442622950838E-2 7.7600000000000113E-2 -1 -1 2.8844366729678717E-2 -3.6222978312867249E-2 0.12 0 0.13 0.13 -1.9182231196365418E-2 -0.23160061760164696 -0.4801741460147354 Total U.S. Revenues $7,346.9226500000004 $10,177.2872 $10,421.701070000001 $11,884.24583 $9,972.814600000012 $12,897.737710000001 $13,518.360389999998 $15,089 $12,545.759 $15,890 $15,293.75468 $17,030 $11,177.5 $9,267.1140899999991 $12,028.93211 $15,046.68909999998 $39,829.898270000005 $11,801.763999999999 $13,809.378989999999 $13,280 $14,556.26310000001 $13,516.902740000001 $16,131.57429 $16,243.556370000002 $17,512.8 $14,964 $17,289 $17,211 $19,871.599999999999 $16,793 $16,130 $17,922 $21,642 $31,483 $37,656 $36,248 $40,661 $34,226 $40,580.5 $60,760.108459999996 $47,519.165110000002 $53,447.169300000001 $63,406 $69,336 $69,335.600000000006 $72,487 $,146,048 $74,806.5 YoY Change 0.35 0.26 0.29713568823366732 0.26966407594077846 0.25808829884949591 0.23199900302515908 0.13133207273519076 0.12863675525217055 -0.10909734516660174 -0.41679584078036502 -0.21347423430751666 -0.11649624721080454 5.5892565569626962E-2 0.49014880532241301 0.10400490073095936 -3.2569477312064055E-2 0.14532901522179253 0.16816073349001481 0.22315936521084345 0.20313055411068426 0.10705834671116365 7.1749085934997181E-2 5.9558609454931632E-2 0.1346900552738568 0.12222667735899484 -6.7036844236219584E-2 4.1310789611295196E-2 8.9091970450291047E-2 0.87476924909188347 1.3345319280843149 1.0225421269947552 0.87880048054708437 8.7126385668456097E-2 7.7663586148289721E-2 -1 -1 0.18034051052656319 -0.2179216542827086 0.12474975467850768 0.19 0.09 0.09 4.5451398704273061E-2 1.0148164498461791 -0.48779510845749341 Total International Revenues $132.1 $83.5 $92.5 $272.23500000000001 $179.732 $354 $219.30699999999999 $545.61800000000005 $182 $682 $706.37199999999996 $325.548 $298.822 $473.91300000000001 $418.98599999999999 $532.87300000000005 $580.33500000000004 $486.28800000000001 $393.93900000000002 $519 $466.178 $663.74939000000006 $197.87039000000001 $253.36739 $686 $576 $321 $673.3 $442 $624 $320 $608 $851 $492 $452 $1,049 $1,115.8 $228 $987.6 $1,895.7699999999998 $1,724.5940000000001 $1,865.4050000000002 $1,800 $2,012 $2,012.3 $2,402 $3,108.8 $1,215.5999999999999 YoY Change 0.36057532172596529 3.25 1.3708864864864863 1.004216944918912 1.2618787973204482E-2 0.92655367231638408 2.2209277405645969 -0.40334079887393748 0.6418791208791208 -0.30511290322580642 -0.40684794980548489 0.63684925110889967 0.62735006124047099 -0.16875249254610025 0.23870487319385369 -0.12516115472166922 0.36493063781133817 -0.49771312309773852 -0.51181620423892094 0.4715409135566242 -0.13220259230671394 0.62227405525404778 1.6574059116289588 -0.35568513119533529 8.3333333333333259E-2 -3.1152647975077885E-3 -9.6984999257388904E-2 0.92533936651583715 -0.21153846153846156 0.41250000000000009 0.72532894736842102 0.31116333725029377 -0.53658536585365857 1.1849557522123892 -1 -1 0.45904444083572726 -9.0293653766015725E-2 8.1648782264115649E-2 -0.03 0.12 0.12 0.1936589971674203 0.29425478767693591 -0.60898095728255286 Total Revenues $7,479.226500000008 $10,260.52872 $10,514.201070000001 $12,156.48083 $10,151.813460000001 $13,252.403710000001 $13,737 $15,634.618 $12,728.371999999999 $16,571.754240000002 $16,000.126679999999 $17,355.547999999999 $11,476 $9,741 $12,447.918110000001 $15,578.941909999998 $40,410.233270000004 $12,288.52 $14,203.31799 $13,799 $15,022.204310000001 $14,180.652129999999 $16,329.445 $16,497.5124 $18,198.8 $15,540 $17,610 $17,884.3 $20,313.599999999999 $17,417 $16,450 $18,530 $22,493 $31,975 $38,108 $37,297 $41,776.800000000003 $34,454 $41,568.1 $0 $0 $62,655.878459999993 $49,243.860019999993 $55,312 $65,206 $71,348 $71,347.899999999994 $74,890 $,149,156.79999999999 $76,022.100000000006 YoY Change 0.35 0.29159072321177626 0.30651867018175616 0.28611382016221221 0.2538027860886245 0.25047158256243618 0.16474679187595531 0.11007176510484618 -9.8392158871535185E-2 -0.41219258631728306 -0.22201127785070751 -0.10236531223329859 7.0760892296967581E-2 0.45809649830612864 0.10853878359905123 -3.5736547656207041E-2 0.15401954109569194 0.14969227693817189 0.19555854772084924 0.21146002440436762 9.5859334079863689E-2 7.8419995290715638E-2 8.4060406585904301E-2 0.11620546409653376 0.12078507078507084 -6.5871663827370863E-2 3.6104292591826459E-2 0.10728772841839951 0.83585003157834303 1.3165957446808512 1.0127900701565031 0.857324500955853 7.7529319781078909E-2 9.0797207935341628E-2 -1 -1 0.18720207332511252 -0.21405842148653842 0.12322632664327049 0.18 0.09 0.09 4.9645469593358804E-2 0.99167846174389096 -0.490320924020896 2018 2019 2020 2020 2020 2020 2021 2020 2020 2020 2022 2020 2020 2020 2023 2020 2020 2020 2024 2025 2026 2019 2020 2021 2022 2023 2023 2024 2025 2025 Supplemental Metrics Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY FY FY FY FY Active Installed Base Active Installed Base - Beginning of Period 647 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! 647 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 907 #REF! #REF! 752 752 752 752 Active Installed Base - End of Period 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! 752 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1085 #REF! 752 907 907 907 907 Total U.S. NeuroStar Systems Shipped 14 25 30 40 24 43 47 61 43 61 68 78 #REF! #REF! #REF! #REF! 109 23 36 40 48 46 59 50 58 49 54 43 59 41 49 49 46 31 41 40 49 34 37 40 49 250 #REF! 147 213 204 205 185 161 499 YoY Change 0.71428571428571419 0.72 0.56666666666666665 0.52499999999999991 0.79166666666666674 0.41860465116279078 0.44680851063829796 0.27868852459016402 #REF! #REF! #REF! #REF! -0.39473684210526316 2.857142857142847E-2 2.564102564102555E-2 -0.11111111111111116 1 0.63888888888888884 0.25 0.20833333333333326 6.5217391304347894E-2 -8.4745762711864403E-2 -0.14000000000000001 1.7241379310344751E-2 -0.16326530612244894 -9.259259259259256E-2 0.13953488372093026 -0.22033898305084743 -0.24390243902439024 -0.16326530612244894 -0.18367346938775508 6.5217391304347894E-2 9.6774193548387011E-2 -9.7560975609756073E-2 0 0 #REF! #REF! #REF! 0.44897959183673503 -0.04 -0.04 -9.7560975609756073E-2 -0.12972972972972974 2.0993788819875778 Active Sites Active Sites - Beginning of Period 0 615 637 679 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 916 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1081 1001 1044 1081 1081 1001 1044 1081 #REF! #REF! 916 959 959 959 959 Active Sites - End of Period 615 637 679 707 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 900 919 923 959 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 1001 1044 1081 1101 #REF! #REF! 0 1101 1101 1101 1101 NeuroStar System Average Selling Price ($) (4) $75,077.285714285739 $77,094.799999999988 $74,773 $74,757.174999999988 $79,527.83333333343 $75,993.23255813954 $72,930.276595744683 $71,110.655737704918 $68,344.72093023255 $66,132.229508196717 $62,706.355588235296 $63,573.930512820516 #REF! #REF! #REF! #REF! $75,338.798165137618 $69,101.260869565216 $67,801.336111111115 $56,914.728999999999 $52,358.735416666663 $75,760 $72,410.547796610161 $72,755.848399999988 $0 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $0 $0 $0 $0 $64,782.75104000001 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 $60,759.732394366198 YoY Change 5.926955905121245E-2 -1.4291194012904018E-2 -2.4644235275504744E-2 -4.8778184332073482E-2 -0.14061074459666201 -0.12975919795193602 -0.14018760773637229 -0.10598587717548236 #REF! #REF! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #DIV/0! #DIV/0! #REF! #REF! #REF! #REF! #REF! -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 -0.19351338388508776 Sequential Change 6.3805358259369171E-2 -4.4438446996812098E-2 -4.0302997944419161E-2 -2.4950143383193124E-2 -3.8896207309276565E-2 -3.237252843997096E-2 -5.1803393677160137E-2 1.3835518209385222E-2 #REF! #REF! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #DIV/0! #REF! #REF! #REF! 0 Average Revenue Per Active Site ($) (1) $8,885.2411128284384 $11,008.171385991058 $10,474.471014492754 $11,067.55448275862 $9,627.595345744696 $11,421.254801536492 $11,296.568627450981 $11,548.951048951049 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $43,874.182380216385 $10,511.582969432315 $12,001.111111111111 $11,162.802818280739 $12,182.826533044421 $9,873.5130761209602 $11,280 $11,364 $11,516.928769657725 $9,666.6666666666661 $11,391.304347826088 $11,916.58394160586 $13,236.654804270464 $11,299.808595789107 $10,000 $11,390 $11,027.444253859348 $8,362.6239777275096 $9,239.2795883361923 $11,390 $10,626.929674099487 YoY Change 8.3488834160617253E-2 3.7525162087421959E-2 7.8485835878561394E-2 4.3496200261978757E-2 NA #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0.11614813917964395 0.62052110235716817 9.2514634028795673E-2 .4% -6.0701598909209231E-2 -6.0087028978798251E-2 1.8023894625261105E-2 -5.4658724851784579E-2 -2.0949626324448856E-2 9.8674067221709016E-3 4.8579584139438969E-2 0.14932158295043862 1.756081186977676E-3 -0.12002815909890885 -1.1021060579286424E-2 -4.2501306171829678E-2 -0.13490096782129202 -0.18891820407735727 -4.4147013782542266E-2 -0.10818415598675069 Use Total Systems Recognized from the Q or K #DIV/0! (1) = Total U.S. Treatment Session Revenue / Active Sites (End of Prior Period) Three Months EndedJune 30, 2025 2026 Revenues $38,108 $41,568 YOY Growth 9.0794583814422167E-2 Gross Profit 17758 21223 Gross Margin 0.46599139288338409 0.5105610084680523 Operating Expenses: Sales and Marketing % of Revenues 0 0 General and Administrative % of Revenues 0 0 Research and Development % of Revenues 0 0 Total Operating Expenses 25816 22724 Loss from Operations $-8,058 $-1,501 ($ in thousands) % of Revenues -0.21145166369266297 -3.610950731331794E-2 0.67744305657604698 0.54667051578137027 As of June 30, 2026 Cash and Cash Equivalents $19,197 enter Restricted Cash $5,750 Total Cash $24,947 calculates calculates Total Current Assets $53,230 calculates Total Assets $,131,529 enter Total Current Liabilities $28,309 11703 Long-Term Debt, net $61,519 0.7530888030888031 Total Liabilities $,109,889 enter Accumulated Deficit $-,473,151 enter Total Stockholders’ Equity $17,850 $,127,739 $3,790 $,131,529 2017 2018 2019 2020 2021 2022 2022 2022 2022 UNIT SALES / ACTIVE SITES 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total NeuroStar Units (Capital Sales, Sales Type Leases, Operating Leases) (1) 20 29 32 42 30 47 48 65 43 61 68 78 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 46 59 50 58 0 49 54 43 59 0 31 41 40 49 0 250 YoY D 0.5 0.6206896551724137 0.5 0.54761904761904767 0.43333333333333335 0.2978723404255319 0.41666666666666674 0.19999999999999996 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -1 -0.16949152542372881 8.0000000000000071E-2 -0.25862068965517238 #DIV/0! -1 -0.42592592592592593 -4.6511627906976716E-2 -0.32203389830508478 #DIV/0! -1 5.0975609756097562 Beginning Active Installed Base 0 671 690 725 752 781 816 858 907 931 976 1032 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Ending Active Installed Base 671 690 725 752 781 816 858 907 931 976 1032 1085 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.16393442622950816 0.18260869565217397 0.18344827586206902 0.2061170212765957 0.19206145966709354 0.19607843137254899 0.2027972027972027 0.25137816979051819 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Net Active Installed Base Change 24 19 35 27 29 35 42 49 24 45 56 53 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! YoY D 0.20833333333333326 0.84210526315789469 0.19999999999999996 0.81481481481481488 -0.17241379310344829 0.28571428571428581 0.33333333333333326 8.163265306122458E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Active Sites (End of Period) 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 YoY D 0.1983739837398375 0.22135007849293564 0.22680412371134029 0.23055162659123063 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -100.0% -100.0% -100.0% -100.0% #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! Inactive Systems (Calculation) (2) -4 10 -3 15 -1 -12 -6 -16 -19 -16 -12 -25 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Inactive System Churn % (Calculation) (3) -0.1% -1.5% -0.7% -1.9% -2.0948180815876516E-2 -1.7185821697099892E-2 -1.2295081967213115E-2 -2.4224806201550399E-2 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! (1) = Includes all active systems placed during the period. (2) = Calculation: (Ending Installed Base - Beginning Installed Base) - Total NeuroStar Units (3) = Calculation: Inactive Systems / Ending of Prior Period Installed Base 2017 2018 2019 2020 2021 2022 2022 2022 2022 NeuroStar REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-21 Q3-21 Q4-21 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Q1-23 Q2-23 Q3-23 Q4-23 Don’t update Total U.S. NeuroStar Revenue ($000) $1,321.41 $2,509.8959999999997 $2,828.9520000000002 $3,459.297 $2,373 $3,568.15 $3,908 $4,754 $3,350 $4,628 $4,616 $5,413 #REF! #REF! #REF! #REF! #REF! #REF! $2,612 $2,815 $3,642.266999999999 $4,381.9099699999997 $3,934 $4,616 $0 $3,850 $4,489 $3,597 $4,523.6000000000004 $0 $2,846 $3,484 $3,508 $4,421 $0 $18,007.110260000001 YoY D 0.79580902218085225 0.42163260947864001 0.38143029644900284 0.37426766189777871 0.41171512852928771 0.29703067415887774 0.18116683725690885 0.13862010938157332 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 1.08 #REF! 0.50612557427258809 0.63978685612788633 1.08 -0.12138769934609128 0.14107778342653798 -0.22075389948006929 1.08 -1 -0.36600579193584315 -3.1415068112315869E-2 1.08 #DIV/0! -1 4.1685161481056259 U.S. NeuroStar Capital Revenue ($000) (1) $1,083.820000000001 $1,974.9379999999999 $2,219.7345 $2,942.4469999999997 $1,908.6499999999999 $3,267.65 $3,427.6 $4,337.7 $2,938.5729999999999 $4,034.599999999995 $4,264 $4,958.8 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $16,195.687760000001 YoY D 0.76223960882001518 0.65455826967732667 0.54414863579405548 0.47418118321247604 0.53960809996594405 0.23454470338010469 0.24401913875598091 0.14318648131498279 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! U.S. NeuroStar Operating Lease Revenue ($000) (2) $229.8 $293.95800000000003 $289 $234 $258 $181 $269 $231 $182 $187 $184 $176.7 #REF! #REF! #REF! #REF! #REF! #REF! $30 $85 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $730.13850000000002 YoY D 0.13 -0.38426577946509366 -6.9204152249134898E-2 -0.02 -0.29457364341085268 3.3149171270718147E-2 -0.31 -0.23506493506493509 #REF! #REF! #REF! #REF! -0.3 #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! #REF! #REF! -0.3 #REF! U.S. NeuroStar Other ($000) (3) $8 $241 $320.21749999999997 $282.85000000000002 $206 $119.5 $210.995 $185 $228.95 $407.25 $167.084 $278 #REF! #REF! #REF! #REF! #REF! #REF! $305 $217 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 #REF! #REF! #REF! #REF! $0 $1,081.2840000000001 YoY D NM -0.50414937759336098 -0.34108847892448091 -0.34594307937069124 0.11140776699029131 2.39 -0.20811393634920261 0.50270270270270268 #REF! #REF! #REF! #REF! #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 #REF! 1 #REF! 1.26 (1) = Revenue includes NeuroStar System Capital Sales and Sales Type Leases (2) = Revenue derived from Operating Lease revenue amortization during the period (3) = Revenue derived from Treatment Coils in U.S. 2017 2018 2019 2020 2021 2022 2023 2024 2025 Treatment Session REVENUE 1Q-17 2Q-17 3Q-17 4Q-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 Update/Unhide Total U.S. Treatment Session Revenues ($000) $5,749.6779800000004 $7,388.1369999999997 $7,228.5863399999998 $8,025.3639999999996 $7,239.5479999999998 $8,919.991 $9,218 $9,909 $8,777.6730000000007 $10,847.352000000001 $10,251.888000000001 $11,243 #REF! #REF! #REF! #REF! #REF! $10,801 #REF! #REF! $9,468.6990400000013 $11,294.537 $11,863.551890000002 $12,449.8 $10,643 $12,314 $13,060 $14,878 $9,612 $10,773 $10,543 $12,391 $0 $41,120.22219 $0 $34,852.260719999998 YoY D 0.26 0.20733968522781865 0.27521476073287099 0.2347103508326851 0.21246146858892301 0.21607207899649228 0.11215968756780215 0.13462508830356246 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 4.5693639477826231E-2 #REF! #REF! 0.12401925069528863 9.026160169292452E-2 0.1008507503565188 0.19503927773940144 -9.6871182937141809E-2 -0.12514211466623359 -0.19272588055130169 -0.16715956445758839 -1 2.8169704065719854 -1 1.81270766846905 Active Sites(End of Period) 0 671 690 725 615 637 679 707 737 778 833 870 #REF! #REF! #REF! #REF! 900 919 923 959 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 1001 1044 1081 1101 0 Average Revenue per Active Site ($000) (1) $8.8866738485316894 $11.010636363636364 $10.476212086956522 $11.069467586206896 $0 $14.504065040650406 $14.470957613814758 $14.593519882179676 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! $10.511582969432315 $12.001111111111111 $11.16280281828074 $12.182826533044421 $9.8735130761209611 $11.28 $11.364000000000001 $11.516928769657724 $9.6666666666666661 $11.391304347826088 $11.916058394160585 $13.236654804270463 $8.3626239777275089 $9.239279588336192 $11.39 $10,626.929674099487 $0 $0 $0 $0 YoY D 8.3314035681520959E-2 3.7291842237985096E-2 7.8306599149118972E-2 4.3315855890089239E-2 NM #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! -6.0701598909209099E-2 -6.0087028978798328E-2 1.8023894625261182E-2 -5.4658724851784697E-2 -2.0949626324448987E-2 9.8674067221709624E-3 4.8579584139438914E-2 0.14932158295043862 -0.13490096782129213 -0.18891820407735724 -4.414701378254212E-2 801.84103734963185 -1 -1 -1 -1 (1) = Total Treatment Session Revenue / Active Sites (Ending of Prior Quarter) Q1 2023 15.5 Q2 2023 17.600000000000001 Q3 2023 17.899999999999999 Q4 2023 20.3 Q1 2024 17.399999999999999 Q2 2024 16.5 Q3 2024 18.5 Q4 2024 22.5 Q1 2025 32 Q2 2025 37

NeuroStar Indications and Safety Information NeuroStar Adult Indications for Use The NeuroStar Advanced Therapy System is indicated for the treatment of depressive episodes and for decreasing anxiety symptoms for those who may exhibit comorbid anxiety symptoms in adult patients suffering from Major Depressive Disorder (MDD) and who failed to achieve satisfactory improvement from previous antidepressant medication treatment in the current episode. The NeuroStar Advanced Therapy System is intended to be used as an adjunct for the treatment of adult patients suffering from Obsessive-Compulsive Disorder (OCD). NeuroStar Adolescent Indications for Use NeuroStar Advanced Therapy is indicated as an adjunct for the treatment of Major Depressive Disorder (MDD) in adolescent patients (15-21). Important Safety Information NeuroStar Advanced Therapy is only available by prescription. A doctor can help decide if NeuroStar Advanced Therapy is right for you. Patients’ results may vary. The most common side effect is pain or discomfort at or near the treatment site. These events are transient; they occur during the TMS treatment course and do not occur for most patients after the first week of treatment. There is a rare risk of seizure associated with the use of TMS therapy (<0.1% per patient). Visit neurostar.com for full safety and prescribing information.

SPRAVATO® Indications and Safety Information SPRAVATO® is a trademark of Janssen Pharmaceuticals, Inc. Learn more at Spravato.com. Visit Spravato.com for full safety and prescribing information.

SPRAVATO® Indications and Safety Information SPRAVATO® is a trademark of Janssen Pharmaceuticals, Inc. Learn more at Spravato.com. Visit Spravato.com for full safety and prescribing information.

SPRAVATO® Indications and Safety Information SPRAVATO® is a trademark of Janssen Pharmaceuticals, Inc. Learn more at Spravato.com. Visit Spravato.com for full safety and prescribing information.